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                              UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of Earliest Event Reported):  February 19, 1999


                          LOWE'S COMPANIES, INC.
        (Exact Name of Registrant as Specified in its Charter)


     NORTH CAROLINA              1-7898                56-0578072
(State Of Incorporation)     (Commission             (IRS Employer
                              File Number)         Identification No.)


                            Highway 268 East
                       North Wilkesboro, NC 28656
                            (336) 658-4000
(Address and Telephone Number of Registrant's Principal Executive Offices)

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ITEM 5.   OTHER EVENTS.

     On February 19, 1999, the Company issued a news release announcing the private placement of $400 million in debt. A copy of the news release is attached as an exhibit to this filing.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

   99.1(a) News release dated February 19, 1999 announcing private placement of $400 million in debt


                               SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LOWE'S COMPANIES, INC.

Date:   February 22, 1999

                                           By:    /S/ KENNETH W. BLACK, JR.
                                                  Kenneth W. Black, Jr.
                                                   Vice President and
                                                  Corporate Controller

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EXHIBIT INDEX


Exhibit No.            Description

99.1(a) News release dated February 19, 1999 announcing private placement of $400 million in debt.